Exhibit 99.1

AST SpaceMobile Welcomes Chris Sambar, Head of Network, AT&T, to Board of Directors

MIDLAND, TX, June 24, 2024 – AST SpaceMobile, Inc. (“AST SpaceMobile”) (NASDAQ: ASTS), the company building the first and only space-based cellular broadband network accessible directly by everyday smartphones designed for both commercial and government use, today announced the appointment of Chris Sambar to its Board of Directors, effective June 20, succeeding Alex Coleman, Chairman at New Providence Acquisition Corp. Mr. Sambar brings a distinguished career in leadership and technology to AST SpaceMobile, further strengthening the company’s expertise as it prepares for its next phase of growth.

Mr. Sambar’s appointment comes at a pivotal time for AST SpaceMobile, as the Company plans to deliver its first commercial satellites to Cape Canaveral for launch into low Earth orbit this summer. His deep understanding of network infrastructure, strategy, and global markets, honed through over two decades at AT&T, will be instrumental in guiding AST SpaceMobile’s deployment of its revolutionary space-based cellular broadband service.

In addition to his role on the Board, Sambar will also serve as a member of AST SpaceMobile’s Network Planning and Spectrum Committee of its Board of Directors, responsible for network planning for the AST constellation including network features and capacity planning.

“Connectivity has become a fundamental aspect of our daily lives. AST SpaceMobile’s space-based broadband network is poised to make communication on an everyday smartphone possible in places that were previously challenging to reach on a terrestrial network,” said Chris Sambar, Head of Network, AT&T. “AST SpaceMobile has already achieved many industry firsts and has proven the real-life possibilities satellite technology can enable. I’m very much looking forward to being a part of their journey.”

Mr. Sambar is currently serving as AT&T’s Head of Network. In this role, he oversees a multi-billion-dollar budget and leads the team responsible for AT&T’s global network infrastructure, encompassing network technology strategy, architecture, planning, engineering, and 24/7 operations. Prior to his current position, Mr. Sambar held various leadership roles across AT&T, including Enterprise Business Sales, Public Sector Sales & Solutions - where he spearheaded the AT&T FirstNet Program, Consumer Broadband & Television, Retail & Wireless Distribution and Sales, Human Resources, and Corporate Strategy.

Mr. Sambar’s impressive career began with a distinguished six-year active-duty stint as a Navy SEAL. He continued his military service as a reserve SEAL, deploying to Iraq. Following his service, he earned an MBA from the University of Southern California and embarked on a successful business career at AT&T.

“Chris is a remarkable leader with a proven track record in managing complex operations and driving innovation,” said Abel Avellan, Founder, Chairman, and CEO at AST SpaceMobile. “His deep understanding of network technology, strategy, and global markets will be invaluable to AST SpaceMobile as we prepare to bring our revolutionary space-based cellular broadband service to people everywhere.”

AST SpaceMobile has more than 3,300 patent and patent-pending claims for its technology and operates state-of-the-art, vertically integrated manufacturing and testing facilities in Midland, Texas, which collectively span 185,000 square feet. The company recently secured strategic investment from AT&T, Verizon, Google and Vodafone, as well as a contract award with the United States Government through a prime contractor. The company has agreements with more than 45 mobile network operators globally, which have over 2.8 billion existing subscribers in total, including Vodafone Group, Rakuten Mobile, AT&T, Bell Canada, Orange, Telefonica, TIM, Saudi Telecom Company, MTN, Zain KSA, Etisalat, Indosat Ooredoo Hutchison, Telkomsel, Smart Communications, Globe Telecom, Millicom, Smartfren, Telecom Argentina, Telstra, Africell, Liberty Latin America and others. Rakuten, American Tower and Bell Canada are also existing investors in AST SpaceMobile.

About AST SpaceMobile

AST SpaceMobile is building the first and only global cellular broadband network in space to operate directly with standard, unmodified mobile devices, based on our extensive IP and patent portfolio, for both commercial and government use. Our engineers and space scientists are on a mission to eliminate the connectivity gaps faced by today’s five billion mobile subscribers and finally bring broadband to the billions who remain unconnected. For more information, follow AST SpaceMobile on YouTube, X (Formerly Twitter), LinkedIn and Facebook. Watch this video for an overview of the SpaceMobile mission.

Forward-Looking Statements

This communication contains “forward-looking statements” that are not historical facts, and involve risks and uncertainties that could cause actual results of AST SpaceMobile to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “would,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside AST SpaceMobile’s control and are difficult to predict.

Factors that may cause such differences include, but are not limited to: (i) expectations regarding AST SpaceMobile’s strategies and future financial performance, including AST’s future business plans or objectives, expected functionality of the SpaceMobile Service, anticipated timing of the launch of the Block 1 Bluebird satellites, anticipated demand and acceptance of mobile satellite services, prospective performance and commercial opportunities and competitors, the timing of obtaining regulatory approvals, ability to finance its research and development activities, commercial partnership acquisition and retention, products and services, pricing, marketing plans, operating expenses, market trends, revenues, liquidity, cash flows and uses of cash, capital expenditures, and AST’s ability to invest in growth initiatives; (ii) the negotiation of definitive agreements with mobile network operators relating to the SpaceMobile service that would supersede preliminary agreements and memoranda of understanding and the ability to enter into commercial agreements with other parties or government entities; (iii) the ability of AST SpaceMobile to grow and manage growth profitably and retain its key employees and AST SpaceMobile’s responses to actions of its competitors and its ability to effectively compete; (iv) changes in applicable laws or regulations; (v) the possibility that AST SpaceMobile may be adversely affected by other economic, business, and/or competitive factors; (vi) the outcome of any legal proceedings that may be instituted against AST SpaceMobile; and (vii) other risks and uncertainties indicated in the Company’s filings with the SEC, including those in the Risk Factors section of AST SpaceMobile’s Form 10-K filed with the SEC on April 1, 2024.

AST SpaceMobile cautions that the foregoing list of factors is not exclusive. AST SpaceMobile cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors incorporated by reference into AST SpaceMobile’s Form 10-K filed with the SEC on April 1, 2024. AST SpaceMobile’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, AST SpaceMobile disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Investor Contact:

Scott Wisniewski

investors@ast-science.com

Media Contact:

Allison

Eva Murphy Ryan

917-547-7289

AstSpaceMobile@allisonpr.com